EXHIBIT 10.109




                                 Aquagenix, Inc.
                    Amendment No. 2 Dated as of April 1, 1997
                12.50% Senior Secured Notes Due October 31, 2003

         AMENDMENT NO. 2 (this "Amendment"), dated as of April 1, 1997, by and among AQUAGENIX, INC. (the "Company"), a Delaware corporation and THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (the "Noteholder").

1.       PRELIMINARY STATEMENT

         1.1 The Company entered into an Amended and Restated Senior Secured Note and Warrant Purchase Agreement (as in effect immediately prior to the date hereof, the "Existing Note Purchase Agreement" and as amended hereby, the "Amended Note Purchase Agreement"), dated as of December 15, 1995, with the Noteholder, pursuant to which the Company issued and sold to the Noteholder $5,000,000 in principal amount of the Company's 12.50% Senior Secured Notes due October 31, 2003 (the "Notes").

         1.2 The Company has requested an amendment to Section 5.2(a), Section
7.4 and Section 7.5 of the Existing Note Purchase Agreement.

         1.3 Capitalized terms used herein and not defined herein have the meanings specified by the Existing Note Purchase Agreement.

2.       AMENDMENTS

         Subject to Section 4.6 hereof, the Existing Note Purchase Agreement is hereby amended as follows:

         2.1 Optional Prepayments with Premium (Section 5.2 of the Note Purchase Agreement).

         Section 5.2(a) of the Existing Note Purchase Agreement is amended to read in its entirety as follows:

                  "(a) Optional Prepayments. The Company may prepay the Note in whole or in part, on the last day of each January, April, July or October, together with interest on the principal amount then being prepaid accrued and unpaid to the prepayment date, and together with an amount equal to the Premium at such time in respect of the principal amount of the Notes being so prepaid; provided, however, that the Company may, at its option, prepay up to an aggregate principal amount of Five Hundred Thousand Dollars ($500,000) without Premium but together with interest accrued and unpaid on the principal amount then being prepaid, at any time after the Effective Date."

         2.2 Interest Expense Coverage Ratio (Section 7.4 of the Note Purchase Agreement.)

         The requirement in Section 7.4 of the Existing Note Purchase Agreement that the Company maintain an Interest Expense Coverage Ratio of not less than
1.25 for the period from and including January 1, 1997 to and including December 31, 1997 is hereby amended to permit the Interest Expense Coverage Ratio for the period from and including April 1, 1997 to and including December 31, 1997 to be not less than 0.10.

AQUAGENIX, INC.                1       AMENDMENT NO. 2 DATED AS OF APRIL 1, 1997

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         2.3      Minimum Consolidated Net Worth (Section 7.5 of the Note
                  Purchase Agreement).

         The requirement in Section 7.5 of the Existing Note Purchase Agreement that the Company maintain a Consolidated Net Worth of not less than $6,000,000 for the 1997 fiscal year is hereby amended to permit the Consolidated Net Worth for the 1997 fiscal year to be not less than $4,000,000.

3.       WARRANTIES AND REPRESENTATIONS

         To induce the Noteholder to enter into this Amendment, the Company warrants and represents to the Noteholder that as of the date hereof the representations set forth in this Section 3 are true and correct in all material respects.

         3.1      Authorization, Execution and Enforceability.

         The execution and delivery of this Amendment by the Company and the Subsidiaries set forth below has been duly authorized by all necessary action on the part of the Company and such Subsidiaries. The Amended Note Purchase Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms.

         3.2      Existence of Defaults.

         After giving effect to this Amendment, no Default or Event of Default will exist under the Amended Note Purchase Agreement.

         3.3      Governmental Consent.

         Neither the execution and delivery by the Company of this Amendment nor the performance by the Company of its obligations under the Amended Note Purchase Agreement is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of the Company as a condition thereto.

4.       MISCELLANEOUS

         4.1.     Scope of Amendment.

         Except as expressly provided herein,

                  (a) no other terms and provisions of the Existing Note Purchase Agreement are modified or changed by this Amendment,

                  (b) the Interest Expense Coverage Ratio and the Consolidated Net Worth requirements set forth in Section 7.4 and Section 7.5 of the Existing Note Purchase Agreement, for the periods other than those set forth in Section 2.2 and Section 2.3 hereof, shall remain as set forth in the Existing Note Purchase Agreement, and

                  (c) the terms and provisions of the Existing Note Purchase Agreement shall continue in full force and effect.

The Company hereby acknowledges, confirms, reaffirms and ratifies all of its obligations and duties under the Amended Note Purchase Agreement and all agreements related thereto. This Amendment is not a limitation on the ability of the Noteholder to exercise any of its rights and remedies due to any Default or Event of Default under the Amended Note Purchase Agreement.

AQUAGENIX, INC.                2       AMENDMENT NO. 2 DATED AS OF APRIL 1, 1997

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         4.2      References to Note Purchase Agreements.

         Upon the effectiveness of this Amendment, each reference to the "Note Purchase Agreement" in the Amended Note Purchase Agreement and each agreement or document referring thereto shall mean and be a reference to the Amended Note Purchase Agreement.

         4.3      Successors Bound.

         This Amendment shall inure to the benefit of, be enforceable by, and be binding upon the successors and assigns of each of the parties hereto, including, without limitation, subsequent holders of Notes.

         4.4      Governing Law.

         This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law but excluding all other choice-of-law and conflicts-of-law rules.

         4.5      Final Written Expression.

         This Amendment may not be contradicted by evidence of any actual or alleged prior, contemporaneous or subsequent understandings or agreements of the parties, written or oral, express or implied, other than a writing which expressly amends or supersedes this Amendment or the Amended Note Purchase Agreement, and there are no unwritten oral understandings or agreements between the parties concerning the subject matter of this Amendment.

         4.6      Effectiveness.

         This Amendment may be executed in one or more counterparts and each set of counterparts which, collectively, show execution by the Company, each of the Subsidiaries and the Noteholder shall constitute one duplicate original. This Amendment shall be deemed to have become effective on the date hereof, upon

                  (a) the execution of a counterpart hereof by the Company, each of the Subsidiaries and the Noteholder, and

                  (b) the delivery of such counterparts to special counsel for the Noteholder, William E. Kelly, Esq., Hebb & Gitlin, One State Street, Hartford, CT 06104, Fax: (860) 278-8968 (regardless of whether any or all of such executions and deliveries occur before or after the date hereof).


                  [Remainder of page intentionally blank. Next page is the signature page]

AQUAGENIX, INC.                3       AMENDMENT NO. 2 DATED AS OF APRIL 1, 1997

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         IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the date first written above.

                                                     AQUAGENIX, INC.



                                                     By /s/ Andrew Chesler
                                                     -----------------------
                                                     Name: Andrew Chesler
                                                     Title: President

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES


By /s/ William Gobbo, Jr.
---------------------------
Name: William Gobbo
Title: Investment Officer

         Aquagenix Land-Water Technologies, Inc. (f/k/a Environmental Waterway Management, Inc.) Florida Underground Petroleum Tank Contractors, Inc., and AmerAquatic, Inc (f/k/a Haas Environmental Services, Inc.) Each consent to the foregoing amendments and reaffirm their respective obligations under the Subsidiary Guaranties and the Subsidiary Security Agreements.

                                        AQUAGENIX LAND-WATER
                                        TECHNOLOGIES, INC. (f/k/a Environmental
                                        Waterway Management, Inc.


                                        By /s/ Andrew Chesler
                                        ----------------------------
                                        Name: Andrew Chesler
                                        Title: CEO

                                        FLORIDA UNDERGROUND PETROLEUM
                                        TANK CONTRACTORS, INC.



                                        By /s/ Andrew Chesler
                                        ----------------------------
                                        Name: Andrew Chesler
                                        Title: CEO

                                        AMERAQUATIC, INC.(f/k/a Haas
                                        Environmental Services, Inc.)



                                        By /s/ Andrew Chesler
                                        ----------------------------
                                        Name: Andrew Chesler
                                        Title: CEO




AQUAGENIX, INC.                 4      AMENDMENT NO. 2 DATED AS OF APRIL 1, 1997